Exhibit 10.78

Unofficial Translation

AMENDMENT

TO MINE EXPLOITATION AGREEMENT N ՊՎ-398 DATED MARCH 7 2013

Yerevan city	September 7, 2016

Ministry of Energy and Natural Resources of Republic of Armenia represented by minister Levon Yolyan, who acts on behalf of Republic of Armenia, in the circles of his authorizations (hereinafter “authorized body”) to the implementation of the order number 02/01.24/7167-16 dated May 23, 2016 of the prime minister of Republic of Armenia, from one side and “Marjan Mining Company” LLC (hereinafter “mine exploiter”) represented by director Ashot Poghosyan, who acts on the ground of the company charter, from the other side, mutually (hereinafter “parties”) came to an agreement to make the following amendments in addendums in “Mine exploitation agreement” number ՊՎ-398 dated 07.0.2013 (hereinafter “agreement”):

1.	In section “2. Subject of the Agreement” of the agreement:

1)

The words in point 2.1 “… from February 20, 2009, for 5.3 year term (taking as a ground the decision of the appellate court of RA number ՎԴ/3361/05 dated December 12, 2011, entered into force by the decision of the cassation court of RA dated February 2, 2012)” amend with the words “… from September 1, 2016, for 3.4 year term”,

2)	After paragraph 1 of point 2.1 of the agreement add a new paragraph with the following:

“Initiate the launching of 3.4 year term for the mine exploiter stated by the current point after completion of the anticipated works /construction of tailings dam, processing plant/. The term for implementation of the mentioned works cannot exceed 3 years. In case of early completion of works stated by the current paragraph, initiate the launching of the term stated by the agreement point 2.1 by the application of the mine exploiter the next day after completion of works.

2.          In the section “3. Rights and obligations of the parties” of the agreement:

1)	In point 3.1.2. after the word “pursuant” add the words “except for the cases stated by point 8 of the agreement”,

2)	Add the section with point 3.3.9. with the following:

“3.3.9. other rights stated by RA law on subsoil”,

3)	Read the first paragraph of the point 3.4.27 as follows:

“Before the completion of the term (3.4 years) of phase 1 of the mine exploitation project, formulate the work project of the next phase of mine exploitation and present to expertise in the order stated by the law by preservation of terms and requirements of the schedule of work implementation stated by exhibit 2 of the current agreement.” and words “in the mentioned term” in paragraph 2 amend with the words “in provided term”,

4)	Add the section with point 3.4.28. with the following:

“3.4.28. inform the authorized body in 7 day term after changing the electronic post, post address of the legal entity of the company.”.

3.	Add the section “4. Warning” of the agreement with point “4.3” with the following:

“4.3. The termination of mine exploitation right cannot enter into force since the lawsuits against the bearer of the mine exploitation rights connected with the rights of later are not completed”.

4.

Add the section “12. Location of the parties, bank requisites and signatures” of the agreement with the line “official email address of the mine exploiter is info@ggm.am” and amend words “RA, Yerevan city, Zarobyan 1/1” with words “RA, Yerevan city, Griboyedov 60”.

5.	Read point 2 of “Special condition” of exhibit 2 of the agreement as follows:

“2. Preserve the timely implementation of works stated by the “Schedule” attached to the current “Special condition”.

6.	The current amendments and addendums enter into force from the moment signed and are inseparable part of “Mine exploitation agreement” number ՊՎ-398 dated 07.0.2013.

RA MINISTER OF ENERGY AND NATURAL RESOURCES	MINE EXPLOITER MARJAN MINING COMPANY LLC

LEVON YOLYAN	ASHOT POGHOSYAN
SIGNATURE/SEAL	SIGNATURE/SEAL
07.09.16	07.09.16

SCHEDULE

of exhibit 2 of mine exploitation agreement number ՊՎ-398 dated 07.03.2013

(Special Condition point 2)

Yerevan city	September 7, 2016

1.

Present the geological-economical report of Marjan gold-polymetallic mine reserves recalculation works by calculation of mineral reserves to RA ministry of energy and natural resources (hereinafter “Ministry”) staff of Mineral reserves agency (hereinafter “Agency”).

Term – until 12 months.

2.	Receive conclusion of subsoil expertise from the Agency about confirmation of mine reserves preserving the requirements stated by the law.

Term – until 12 months.

3.	After confirmation of mineral reserves, present the project extraction of Marjan gold-polymetallic mine to the authorized body.

Term – until 12 months.

4.	The current schedule is the constituent part of “Special Condition” of mine exploitation agreement number ՊՎ-398 dated 07.03.2013 and is the inseparable part of the mentioned agreement.

RA MINISTER OF ENERGY AND NATURAL RESOURCES	MINE EXPLOITER MARJAN MINING COMPANY LLC

LEVON YOLYAN	ASHOT POGHOSYAN
SIGNATURE/SEAL	SIGNATURE/SEAL
07.09.16	07.09.16

/registered in the registry number 401/

Signature

Seal

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